SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2004


                              99 CENTS ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



           California                  1-11735                 95-2411605
  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)             File Number)         Identification No.)


  4000 East Union Pacific Avenue
  City of Commerce, California                                       90023
  (Address of Principal Executive Offices)                         (Zip Code)


  Registrant's telephone number, including area code:  (323) 980-8145


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ITEM 5.02  DEPARTURE  OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

     On December 17, 2004, 99 Cents Only Stores (the "Company") issued a press release announcing that it had hired James Ritter as its new Executive Vice President and Chief Financial Officer effective December 16, 2004. The Company also announced that Andrew Farina, the Company's incumbent Chief Financial Officer, has moved to the new position of Corporate Treasurer of the Company.

     James Ritter, 59, was the Chief Financial Officer of Bristol Farms from July 2000 until he joined the Company. At the time he left Bristol Farms he was also serving in the capacity of Executive Vice President and Chief Administrative Officer. Prior to joining Bristol Farms, Mr. Ritter was an independent consultant providing financial and operational consulting services to several retail companies for over two years.

     A copy of the December 17, 2004 press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

      (c)     Exhibits

              Exhibit No.     Description

              99.1            Press release dated December 17, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                            99 CENTS ONLY STORES

Date: December 21, 2004                     By: /S/ Eric Schiffer


                                          ---------------------------------
                                            Eric Schiffer
                                            President


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                                  EXHIBIT INDEX

Exhibit No.     Description

99.1            Press release dated December 17, 2004


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